Supplement dated March 12, 2019 to the

PNC Funds Prospectus dated September 28, 2018 (the “PNC Funds Prospectus”) and

PNC Treasury Plus Money Market Fund Prospectus dated November 21, 2018 (the “Treasury Plus Prospectus”), each as supplemented

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund

(the “Funds”)

This Supplement provides new and additional information regarding the above-captioned Funds. This Supplement should be read in conjunction with the above referenced documents.

On February 28, 2019, the Board of Trustees of PNC Funds approved certain changes to the net asset value (“NAV”) calculation times and certain order deadlines for the Funds as described below. The following changes are effective April 1, 2019:

1.         The fourth paragraph of the PNC Funds Prospectus and third paragraph of the Treasury Plus Prospectus under the heading “General Information Regarding Purchases” in the section titled “Purchasing, Exchanging and Redeeming Fund Shares” are hereby deleted and replaced with the following:

Money Market Funds. The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. In order for you to receive a Fund’s next-calculated NAV determined on a Business Day when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the time given in the table below and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. The Money Market Funds normally calculate their NAVs as of the time shown in the table below. On days when the U.S. bond markets have a scheduled early close for regular trading (e.g., due to an upcoming holiday), the Money Markets Funds normally calculate their NAVs as of the time of that early close. Notwithstanding the preceding, the Funds may nonetheless determine to calculate their NAVs as of the close of regular trading on the U.S. bond markets on any day when there is an unscheduled early close to regular trading on the U.S. bond markets. Good order means, among other things, that your request includes complete information. Each Fund’s NAV is not calculated on holidays when the U.S. bond markets are or the Federal Reserve is closed.

2.         The table under the heading “General Information Regarding Purchases” in the section titled “Purchasing, Exchanging and Redeeming Fund Shares” of the PNC Funds Prospectus is hereby deleted and replaced with the following:

	Time of NAV Calculation/Deadline for processing at the NAV calculated that day	Deadline for Submission of Orders for Dividends to Begin Accruing on the Same Business Day
Government Money Market Fund	Normally 5:00 p.m. Eastern time[1]	Normally 5:00 p.m. Eastern time[1,2]

Treasury Money Market Fund	Normally 4:00 p.m. Eastern time[1]	Normally 1:30 p.m. Eastern time[1,2]
[1]

On days when SIFMA recommends a scheduled early close for the U.S. bond markets, the Money Market Funds typically calculate their NAVs as of that earlier time (the “early closing time”) and set their deadline for the submission of orders for processing at the NAV calculated that day to the early closing time. The deadline for submission of orders for dividends to begin accruing on the same Business Day on such days is the time in the following list that next precedes the early closing time by at least 45 minutes: 9:45 a.m.; 11:45 a.m.; 1:30 p.m.; or 4:00 p.m. (all times Eastern time).

[2]

Your order must be communicated by you or your financial intermediary to the Fund’s transfer agent by this time, and the payment for your order must be received by the Fund’s transfer agent before the deadline shown above or, in the Fund’s discretion, by the close of the Federal Reserve wire transfer system on the day your order is placed, for you to begin accruing dividends the same Business Day. These times are subject to change without notice.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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